Exhibit 99.1
Company registration number 10198821 (England and Wales)

BEAT CAPITAL PARTNERS LIMITED
UNAUDITED INTERIM REPORT AND CONDENSED CONSOLIDATED FINANCIAL STATEMENTS FOR THE SIX MONTH PERIODS ENDED 30 JUNE 2024 AND 30 JUNE 2023

COMPANY INFORMATION

Directors    N Anand
M Cannan
J P Cavanagh
C Leblanc
E Lieskovska
A J T Milligan
R Smith
D Trick

Secretaries    K Baker
H Marsden
S Naher

Company number    10198821

Registered office    5th Floor 6 Bevis Marks
    London
EC3A 7BA

Auditor    Ernst & Young LLP
25 Churchill Place Canary Wharf London
E14 5EY

Bankers    Barclays Bank PLC One
Churchill Place London
E14 5HP

Solicitors    RPC
Tower Bridge House St Katharine's Way London
E1W 1AA

CONTENTS

Page
Directors responsibilities statement	1

Group statement of comprehensive income	2

Group statement of financial position	3-4

Group statement of changes in equity	5

Group statement of cash flows	6

Notes to the financial statements	7-15

DIRECTORS' RESPONSIBILITIES STATEMENT
FOR THE SIX MONTH PERIODS ENDED 30 JUNE 2024 AND 30 JUNE 2023

The directors are responsible for preparing the Interim Report and the financial statements in accordance with applicable law and regulations.
Company law requires the directors to prepare financial statements for each financial year. Under that law the directors have elected to prepare the financial statements in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards and applicable law). Under company law the directors must not approve the financial statements unless they are satisfied that they give a true and fair view of the state of affairs of the group and company, and of the profit or loss of the group for that period. In preparing these financial statements, the directors are required to:
•select suitable accounting policies and then apply them consistently;
•make judgements and accounting estimates that are reasonable and prudent;
•state whether applicable UK Accounting Standards have been followed, subject to any material departures disclosed and explained in the financial statements;
•prepare the financial statements on the going concern basis unless it is inappropriate to presume that the group and company will continue in business.
The directors are responsible for keeping adequate accounting records that are sufficient to show and explain the group’s and company’s transactions and disclose with reasonable accuracy at any time the financial position of the group and company and enable them to ensure that the financial statements comply with the Companies Act 2006. They are also responsible for safeguarding the assets of the group and company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

BEAT CAPITAL PARTNERS LIMITED
UNAUDITED GROUP STATEMENT OF COMPREHENSIVE INCOME
FOR THE SIX MONTH PERIODS ENDED 30 JUNE 2024 AND 30 JUNE 2023

		Continuing	Discontinued	30 June	Continuing	Discontinued	30 June
		operations	operations	2024	operations	operations	2023
	Notes	£'000	£'000	£'000	£'000	£'000	£'000
Turnover		26,355	4	26,359	24,689	264	24,953
Administrative expenses		(20,568)	(70)	(20,638)	(15,503)	(717)	(16,220)
Operating profit/(loss)		5,787	(66)	5,721	9,186	(453)	8,733

Interest receivable and similar income		502	—	502	419	2	421
Interest payable and similar expenses		(32)	—	(32)	(111)	—	(111)
Exchange (losses)/gains		(118)	—	(118)	(1,525)	—	(1,525)
Profit/(loss) on disposal of operations		—	—	—	—	—	—

Profit/(loss) before taxation		6,139	(66)	6,073	7,969	(451)	7,518
Tax on profit		(2,103)	—	(2,103)	(2,080)	—	(2,080)

Profit after taxation		4,035	(66)	3,970	5,890	(451)	5,438
Other comprehensive income		(286)	41	(245)	147	73	221

Total comprehensive income for the year		3,750	(25)	3,725	6,037	(378)	5,659
Profit for the financial year is attributable to: - Owners of the parent company				2,565			3,585
- Non-controlling interests				1,160			2,074

				3,725			5,659

BEAT CAPITAL PARTNERS LIMITED
UNAUDITED GROUP STATEMENT OF FINANCIAL POSITION
AS AT 30 JUNE 2024 AND AS AT 31 DECEMBER 2023

		Q2 2024		Q4 2023
	Notes	£'000	£'000	£'000	£'000
Fixed assets
Intangible assets	4		2,880		2,565
Tangible assets			114		169
Investments			75		75
			3,069		2,809
Current assets
Debtors		4,425		519
Prepayments and accrued income		32,533		31,549
Investments		(471)		177
Cash and cash equivalents		31,567		33,802
		68,054		66,047
Creditors: amounts falling due within one year
Taxation and social security		464		349
Other creditors		5,272		6,335
Deferred income		40,287		37,601
Accruals		3,774		3,501
		49,797		47,786
Net current assets			18,257		18,261

Total assets less current liabilities			21,326		21,070
Provisions
Deferred tax (asset)/liability		(95)		(21)
			95		21
Net assets			21,421		21,091

Capital and reserves
Called up share capital			2		2
Share premium account			1,245		1,245
Profit and loss reserves			20,174		16,244

Equity attributable to owners of the parent company			20,034		17,491
Non-controlling interests			1,387		3,600
			21,421		21,091

UNAUDITED GROUP STATEMENT OF FINANCIAL POSITION (CONTINUED)
AS AT 30 JUNE 2024 AND AS AT 31 DECEMBER 2023

The financial statements were approved by the board of directors and authorised for issue on 4 September 2024 and are signed on its behalf by:

J P Cavanagh
Director

Company registration number 10198821 (England and Wales)

BEAT CAPITAL PARTNERS LIMITED
UNAUDITED GROUP STATEMENT OF CHANGES IN EQUITY
FOR THE SIX MONTH PERIODS ENDED 30 JUNE 2024 AND 30 JUNE 2023

		Share capital	Share premium account	Profit and loss reserves	Total controlling interest	Non-controlling interest	Total
	Notes	£'000	£'000	£'000	£'000	£'000	£'000
Balance at 1 January 2023		2	1,223	18,515	19,739	2,848	22,587
Period ended 30 June 2023:
Profit for the period		—	—	3,585	3,585	2,074	5,660
Issue of share capital		—	31	—	31	38	68
Dividends		—	—	—	—	(2,772)	(2,772)
Effect of changes in non-controlling interests in existing subsidiaries		—	—	534	534	(534)	—
Balance at 30 June 2023		2	1, 25	22,634	23,890	1,651	25,541

Balance at 1 January 2024 Period ended 30 June 2024:		2	1,245	16,245	17,492	3,600	21,092
Profit for the period		—	—	1,805	1,805	1,920	3,725
Dividends		—	—	—	—	(3,414)	(3,414)
Effect of changes in non-controlling interests in existing subsidiaries				737	737	(737)	—
Subsidiary share buyback		—	—	—	—	(30)	(30)
Issue of share capital		—	—	—	—	49	49
Balance at 30 June 2024		2	1,245	18,787	20,034	1,387	21,421

BEAT CAPITAL PARTNERS LIMITED
UNAUDITED GROUP STATEMENT OF CASH FLOWS
FOR THE SIX MONTH PERIODS ENDED 30 JUNE 2024 AND 30 JUNE 2023

		6 months 30 June 2024		6 months 30 June 2023
	Notes	£'000	£'000	£'000	£'000
Cash flows from operating activities
Cash (absorbed by)/generated from operations	7		(7,392)		(7,772)
Investing activities
Purchase of intangible assets		(424)		(936)
Purchase of tangible fixed assets		—		—
Interest received		503		420
Dividends received		8,397		8,721
Investment return		(35)		(288)

Net cash generated from/(used in) investing activities			8,441		7,917

Financing activities
Proceeds from issue of shares		35		260
Interest paid		(18)		(110)
Dividends paid to non-controlling interests		(3,414)		(2,772)

Net cash used in financing activities			(3,397)		(2,622)
Net (decrease)/increase in cash and cash equivalents			(2,348)		(2,477)
Cash and cash equivalents at beginning of period			33,802		40,054
Effect of foreign exchange rates			113		(2,218)

Cash and cash equivalents at end of year			31,567		35,359

NOTES TO THE GROUP FINANCIAL STATEMENTS

FOR THE SIX MONTH PERIODS ENDED 30 JUNE 2024 AND 30 JUNE 2023
1Accounting policies
Company information
Beat Capital Partners Limited (“the company”) is a private limited company domiciled and incorporated in England and Wales. The registered office is 5th Floor 6 Bevis Marks, London, EC3A 7BA.
The group consists of Beat Capital Partners Limited and all of its subsidiaries.
1.1Basis of preparation
These financial statements have been prepared in accordance with FRS 102 “The Financial Reporting Standard applicable in the UK and Republic of Ireland” (“FRS 102”), The Financial Reporting Standard for interim reporting (“FRS 104”) and the requirements of the Companies Act 2006. The 2022 financial statements were prepared in accordance with FRS103 Insurance Contracts and the requirements of the Companies Act 2006.
The financial statements are prepared in sterling, which is the functional currency of the Company and Group. Monetary amounts in these financial statements are rounded to the nearest £'000.
The Group financial statements have been prepared under the historical cost convention. The principal accounting policies adopted are set out below.
The condensed consolidated financial statements should be read in conjunction with Beat Capital Partners Limited 2023 consolidated financial statements. The accounting policies are the same as those applied in the consolidated financial statements.
The company is a qualifying entity for the purposes of FRS 102, being a member of a group where the parent of that group prepares publicly available consolidated financial statements, including this company, which are intended to give a true and fair view of the assets, liabilities, financial position and profit or loss of the group. The company has therefore taken advantage of exemptions from the following disclosure requirements for parent company information presented within the consolidated financial statements:
▪Section 7 ‘Statement of Cash Flows’: Presentation of a statement of cash flow and related notes and disclosures;
▪Section 11 ‘Basic Financial Instruments’ and Section 12 ‘Other Financial Instrument Issues: Interest income/ expense and net gains/losses for financial instruments not measured at fair value; basis of determining fair values; details of collateral, loan defaults or breaches, details of hedges, hedging fair value changes recognised in profit or loss and in other comprehensive income;
▪Section 33 ‘Related Party Disclosures’: Compensation for key management personnel.
1.2Basis of consolidation
The consolidated group financial statements consist of the financial statements of the parent company Beat Capital Partners Limited together with all entities controlled by the parent company (its subsidiaries) and the group’s share of its interests in joint ventures and associates.
All financial statements are made up to 30 June 2024. Where necessary, adjustments are made to the financial statements of subsidiaries to bring the accounting policies used into line with those used by other members of the group.
All intra-group transactions, balances and unrealised gains on transactions between group companies are eliminated on consolidation. Unrealised losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred.
Subsidiaries are consolidated in the group’s financial statements from the date that control commences until the date that control ceases.

NOTES TO THE GROUP FINANCIAL STATEMENTS

FOR THE SIX MONTH PERIODS ENDED 30 JUNE 2024 AND 30 JUNE 2023
1    Accounting policies    (Continued)
Entities in which the group holds an interest and which are jointly controlled by the group and one or more other venturers under a contractual arrangement are treated as joint ventures. Entities other than subsidiary undertakings or joint ventures, in which the group has a participating interest and over whose operating and financial policies the group exercises a significant influence, are treated as associates.
Investments in joint ventures and associates are carried in the group statement of financial position at cost plus post- acquisition changes in the group’s share of the net assets of the entity, less any impairment in value. The carrying values of investments in joint ventures and associates include acquired goodwill.
If the group’s share of losses in a joint venture or associate equals or exceeds its investment in the joint venture or associate, the group does not recognise further losses unless it has incurred obligations to do so or has made payments on behalf of the joint venture or associate.
Unrealised gains arising from transactions with joint ventures and associates are eliminated to the extent of the group’s interest in the entity.
The same accounting policies and methods of computation have been followed in the interim financial statements as compared with the annual financial statements for the year ended 31 December 2023.
1.3Going concern
At the time of approving the financial statements, the directors have a reasonable expectation that the group has adequate resources to continue in operational existence for the foreseeable future. Thus the directors continue to adopt the going concern basis of accounting in preparing the financial statements.
The Company and the Group have adequate resource to continue trading for the foreseeable future and the directors intend for it to do so. The Company has a bank overdraft facility of up to £4m to support liquidity, a facility with its shareholder of £6m to further support working capital and future investment. There has been no loan covenant breaches. Accordingly, the directors continue to adopt the going concern basis for accounting in preparing the Group Financial Statements.
1.4Discontinued operations
The group classifies operations as discontinued when a sale transaction has been agreed or in run-off for that operation and is a separate major line of business. The results arising from discontinued operations are included in the group consolidated statement of profit or loss and the split of discontinued operations from continuing operations is shown in the group consolidated statement of profit or loss. All other notes to the financial statements include amounts for continuing operations unless indicated otherwise.

NOTES TO THE GROUP FINANCIAL STATEMENTS

FOR THE SIX MONTH PERIODS ENDED 30 JUNE 2024 AND 30 JUNE 2023
2Judgements and key sources of estimation uncertainty
In the application of the group’s accounting policies, the directors are required to make judgements, estimates and assumptions about the carrying amount of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.
The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimate is revised where the revision affects only that period, or in the period of the revision and future periods where the revision affects both current and future periods.
Critical judgements
The following judgements (apart from those involving estimates) have had the most significant effect on amounts recognised in the financial statements.
Profit commission
The Group provides for profit commission receivable based on the financial performance of the related lines of business. The Group re-assesses the amount of profit commission receivable, on all underwriting years of account that have been open during the financial period, at each balance sheet date.

3Revenue

Turnover analysed by type	6 months 2024 £'000	6 months 2023 £'000
Profit commission	—	—
Commissions receivable	21,603	21,597
Other income	4,756	3,356
	26,359	24,953

NOTES TO THE GROUP FINANCIAL STATEMENTS

FOR THE SIX MONTH PERIODS ENDED 30 JUNE 2024 AND 30 JUNE 2023
4    Intangible fixed assets

Group	Software
Cost	£'000
At 31 December 2023	2,820
Additions	425
At 30 June 2024	3,245
Amortisation and impairment At 1 January 2024	255
Amortisation charged for the period	110
At 30 June 2024	365
Carrying amount At 31 December 2023	2,565
At 30 June 2024	2,880

NOTES TO THE GROUP FINANCIAL STATEMENTS

FOR THE SIX MONTH PERIODS ENDED 30 JUNE 2024 AND 30 JUNE 2023
5     Related party transactions
Beat Capital Partners Limited, is registered in England and Wales at 5th Floor, 6 Bevis Marks, London, EC3A 7BA, United Kingdom. It is the ultimate parent company of the Group of companies as at 30 June 2024 and there is no controlling party over the Company. All transactions between group companies have taken place at arm’s length.
Transactions with Directors
Certain directors of the Company are also directors of other group companies. In all cases, transactions between the Company and other entities within the group are carried out on normal arm’s length commercial terms.
J Cavanagh, T Milligan and P Rayner are Lloyd’s Names and participate on Syndicate 4242 which the Group underwrite (re)insurance business on behalf of.
J Cavanagh is a non-Executive director of Hampden Capital Plc. They provide services to members of Syndicate 4242. All business is conducted on normal arm’s length commercial terms.
T Milligan and P Rayner are de minimis shareholders of Previse, a partner of Peterborough Agency Limited that the Company wholly owns. All business is conducted on normal arm’s length commercial terms.
P Rayner is a director of Cadenza Re Limited. They are an associated company of Beat Capital Partners Limited.
B Schnitzer and P Rayner are shareholders in, and B Schnitzer is a director of, Paraline Group Ltd which is a shareholder in the Company.
Transactions with Related Parties
On 28 March 2024 Beat Capital Partners Limited paid interest of £18k to Buffalo BCC Bidco Limited, a shareholder of the Company.
6    Cash (absorbed by)/generated from group operations

	Q2 2024	Q2 2023
	£'000	£'000
Total comprehensive income for the period	3,725	5,660
Adjustments for:
Corporation tax charge	2,103	2,080
Finance costs	18	110
Investment income	231	(694)
Other comprehensive income	245	(221)
Interest receivable	(503)	(420)
Amortisation and impairment of intangible assets	110	40
Commissions receivable in transit via restricted cash	295	243
Introduction of client money funds	—	1,337
Depreciation and impairment of tangible fixed assets	54	46
Corporation tax paid	(3,052)	(1,947)
Share of Lloyd’s member cash movement	—	1,301
Parent company dividends received	(8,397)	(8,721)
Movements in working capital: (Increase)/decrease in debtors	(4,134)	(1,560)
Increase/(decrease) in creditors	1,913	(5,026)
	________	________
Cash (absorbed by)/generated from operations	(7,392)	(7,772)

NOTES TO THE GROUP FINANCIAL STATEMENTS

FOR THE SIX MONTH PERIODS ENDED 30 JUNE 2024 AND 30 JUNE 2023
7    Discontinued Operations
The group has discontinued operations relating to Three areas, transactions relating to Beat CCM Nine Limited, Peterborough Agency Limited and Marcato Marine Insurance Services LLC. The results included in the group statement of comprehensive income above are shown by entity below:

Period ended 30 June 2023	Peterborough Agency Limited	Marcato Marine Insurance Services LLC	Beat CCM Nine Limited	Total
	£’000	£’000	£’000	£’000
Turnover	164	100	-	264
Admin expenses	(45)	(672)	-	(717)
Profit/(loss) before taxation	121	(572)	-	(451)
Tax on profit/loss	-	-	-	-
Profit/(loss) after taxation	121	(573)	-	(451)
Other comprehensive income	-	74	-	73
Total comprehensive income	121	(499)	-	(378)

Period ended 30 June 2024	Peterborough Agency Limited	Marcato Marine Insurance Services LLC	Beat CCM Nine Limited	Total
	£’000	£’000	£’000	£’000
Turnover	4	-	-	4
Admin expenses	(21)	(49)	-	(70)
Profit/(loss) before taxation	(17)	(49)	-	(66)
Tax on profit/loss	-	-	-	-
Profit/(loss) after taxation	(17)	(49)	-	(66)
Other comprehensive income	-	41	-	41
Total comprehensive income	(17)	(8)	-	(25)

8     Summary of significant differences between UK GAAP and US GAAP
The condensed consolidated financial statements of the Group have been prepared in accordance with generally accepted accounting practice in the United Kingdom (UK GAAP), which differ in certain significant respects from generally accepted accounting principles in the United States (US GAAP). A description of the differences and their effects on total comprehensive income and shareholders’ equity are set out below:
Description of differences between UK GAAP and US GAAP
a.Profit commission
This adjustment converts revenue from UK GAAP to US GAAP. Under UK GAAP, revenue is recognised to the extent that it is probable that the economic benefits will flow to the Group and the revenue can be reliably measured, regardless of when the payment is being made. Revenue is measured at the fair value of the consideration received or receivable, taking into account contractually defined terms of payment and excluding taxes or duty. Under US GAAP, revenue is recognised when or as performance obligations are satisfied by transferring of the service to the insureds, as the customer. Control either transfers over time or at a point in time, which affects when revenue is recorded. The difference in the timing of revenue recognition results in a £1,681k increase and £2,856k increase to accrued commissions for the six month periods ended 30 June 2024 and 30 June 2023 respectively, and an increase of £7,179k increase and £7,975k to consolidated shareholders’ equity for the six month periods ended 30 June 2024 and 30 June 2023, and affected the following line items in the financial statements:

	2024	2023
	£'000	£'000

Net income: increase/(decrease)	1,681	2,856
Admin expenses - salaries	1,681	2,856

Shareholders' equity: increase/(decrease)	7,179	7,975
Creditors: Amounts falling due within one year	7,179	7,975

NOTES TO THE GROUP FINANCIAL STATEMENTS

FOR THE SIX MONTH PERIODS ENDED 30 JUNE 2024 AND 30 JUNE 2023
8     Summary of significant differences between UK GAAP and US GAAP    (continued)
b.Bonus accrual
Under UK GAAP, the Group recognises bonuses once they are determined as the group operates a fully discretionary bonus scheme. Therefore, outside of non-discretionary bonuses, the bonus is recognised in April each year after the service year it relates to. Under US GAAP, bonuses are generally accrued throughout the year in the year of service. Bonuses have been adjusted for the six month periods ended 30 June 2024 and 30 June 2023 amounting to £1,310k and £231k for the six month periods ended 30 June 2024 and 30 June 2023 respectively. The following line items were adjusted for in the financial statements:

	2024	2023
	£'000	£'000

Net income: increase/(decrease)	1,310	231
Admin expenses - salaries	1,310	231

Shareholders' equity: increase/(decrease)	1,303	1,303
Creditors: Amounts falling due within one year	1,303	1,303

c.    Leases
Under UK GAAP, a lessee classifies a lease as either finance or operating. Finance leases are capitalised as assets, with the concurrent recognition of an obligation. Operating leases are treated as annual rental expenses on a straight-line basis taking into consideration rent free periods. The Group only has operating leases and was not required to capitalise lease balances.
Under US GAAP, a lessee classifies a lease as either finance or operating. All leases were classified as operating leases under US GAAP. A lease liability and right of use asset are recognised on the balance sheet. The lease liability is measured at the present value of lease payments that are not paid at commencement and discounted using the interest rate implicit in the lease, if that rate can be readily determined, otherwise using the incremental borrowing rate. The right-of-use asset is recognised on the balance sheet and is measured as the initial amount of the lease liability, plus any lease payments and initial direct costs incurred, minus any lease incentives received. Operating leases are typically expensed on a straight-line basis. The difference in the models resulted in a decrease of profit of £40k to consolidated shareholder’s equity in both six month periods ended 30 June 2023 and 2024. The following line items in the financial statements were adjusted:

	2024	2023
	£'000	£'000

Net income: increase/(decrease)	—	—
Admin expenses - rent	—	—

Shareholders' equity: increase/(decrease)
Tangible fixed assets - right of use asset	474	874
Creditors: Amounts falling due within one year	(514)	(914)
	(40)	(40)

NOTES TO THE GROUP FINANCIAL STATEMENTS

FOR THE SIX MONTH PERIODS ENDED 30 JUNE 2024 AND 30 JUNE 2023
8    Summary of significant differences between UK GAAP and US GAAP    (continued)
d.    Income taxes
The tax effects of the adjustments described above is calculated as an adjustment to consolidated total comprehensive income and shareholder’s equity.
e.    Non-controlling interests
Non-controlling interests (NCI) is adjusted for each of the above listed significant adjustments.
Significant adjustments to consolidated total comprehensive income
The significant adjustments to total comprehensive income for the six month periods ended 30 June 2024 and 2023 which would be required if US GAAP had been applied, instead of UK GAAP in the consolidated financial statements are set out below.

		2024	2023
		£'000	£'000

Total comprehensive income according to the consolidated
income statement prepared under UK GAAP		3,725	5,660
US GAAP adjustments - increase/(decrease) due to:
Profit Commission	a	1,681	2,856
Bonus Accrual	b	1,310	231
Leases	c	—	—
Tax	d	(968)	(962)
		2,023	2,125
Total comprehensive income in accordance with U.S. GAAP		5,748	7,785

Non-controlling interest - US GAAP adjustments	e	130	495

Profit for the financial year is attributable to:
-Owners of the parent company		4,459	5,216
-Non-0controlling interests		1,289	2,569
		5,748	7,785

NOTES TO THE GROUP FINANCIAL STATEMENTS

FOR THE SIX MONTH PERIODS ENDED 30 JUNE 2024 AND 30 JUNE 2023
8    Summary of significant differences between UK GAAP and US GAAP    (continued)
Significant adjustments to consolidated shareholders equity
The significant adjustments to shareholders equity for the periods ended 30 June 2024 and 2023 which would be required if US GAAP had been applied, instead of UK GAAP in the consolidated financial statements are set out below.

		2024	2023
		£'000	£'000

Shareholders equity according to the consolidated statement		—	—
of financial position prepared under UK GAAP		21,421	25,539
US GAAP adjustments - increase/(decrease) due to:
Profit Commission	a	7,179	7,975
Bonus Accrual	b	1,303	1,303
Leases	c	(40)	(40)
Income taxes	d	(1,475)	(1,344)
		6,968	7,894
Shareholders equity in accordance with U.S. GAAP		28,389	33,433

Non-controlling interests (NCI) - US GAAP adjustments	e	130	495

Equity attributable to owners of the parent company		26,871	31,286
Non-controlling interests		1,517	2,147
		28,389	33,433
Significant adjustments to consolidated statement of cash flows
No significant adjustments were required to the consolidated statement of cash flow if US GAAP had been applied instead of UK GAAP, with the exception of interest paid being classified as a financing activity under UK GAAP and as operating activity under US GAAP, amounting to £18k and £110k for the six month periods ended 30 June 2024 and 2023 respectively.